EXHIBIT 32.2

                  CERTIFICATION BY PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Concord Milestone Plus, L.P. (the
"Partnership") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Patrick Kirse, Treasurer and Controller of CM Plus Corporation, the General
Partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

                                                        By: CM Plus Corporation,
                                                            General Partner

DATE: August 9, 2004                                    /s/ Patrick Kirse
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                                                        Patrick Kirse
                                                        Treasurer and Controller